EX.99.906CERT



         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Brandes Investment Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Brandes Investment Trust for the period ended April 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Brandes Investment Trust for the stated period.


/s/ Debra McGinty-Poteet                   /s/ Gary Iwamura
------------------------                   ----------------
Debra McGinty-Poteet                       Gary Iwamura
President, Brandes Investment Trust        Treasurer, Brandes Investment Trust

Dated: July 8, 2004


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Brandes Investment Trust for purposes of the Securities Exchange Act of 1934.